                            THE DIRECTOR M OUTLOOK
                         DIRECTOR M PLATINUM OUTLOOK
                     AMSOUTH VARIABLE ANNUITY M OUTLOOK
                        THE DIRECTOR M SELECT OUTLOOK
                        HUNTINGTON DIRECTOR M OUTLOOK
                           FIRST HORIZON M OUTLOOK
                       WELLS FARGO DIRECTOR M OUTLOOK
                         CLASSIC DIRECTOR M OUTLOOK

                           SEPARATE ACCOUNT THREE
                      HARTFORD LIFE INSURANCE COMPANY

                            FILE NO. 333-119417

   SUPPLEMENT DATED NOVEMBER 14, 2005 TO THE PROSPECTUS DATED NOVEMBER 1, 2005

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          SUPPLEMENT DATED NOVEMBER 14, 2005 TO YOUR PROSPECTUS

The following corrects the disclosure in Section I ("Highlights") of your prospectus:

Section I.(b) ("Initial Investment") is revised to reflect that the minimum initial investment is $10,000.

Section I.(c) ("Is the Fixed Accumulation Feature Available?") is revised to reflect that the Fixed Accumulation Feature is currently not available.

Section I.(d) ("Contingent Deferred Sales Charges") is revised to reflect the following:


                                   5 OR
YEAR       1     2     3     4     MORE
         ----   ---   ---   ---   ------
CHARGE    7%     6%    5%    4%     0%

Section I.(d) ("Annual Withdrawal Amount") is revised to reflect the following:

    - YEARS 1-4: 10% of total Premium Payments per Contract year on a non-cumulative basis.
    - AFTER YEAR 4: 100% of any earnings, and Premium Payments invested more than 4 years, plus 10% of Premium Payments invested for less than 4 years.

Section I.(e) ("Contract Charges") is revised to reflect that the Mortality and Expense Risk Charge is 1.40% annually, charged daily from Sub-Account value.

The following corrects the disclosure in Section 7 ("State Variations") of your prospectus:

    - ALABAMA -- We will accept subsequent Premium Payments only during the first three Contract Years.
    - OREGON -- We will accept subsequent Premium Payments only during the first six Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are six months or longer. You may not choose a fixed dollar amount Annuity Payout.
    - PENNSYLVANIA -- You may not choose a fixed dollar amount Annuity Payout.
    - MASSACHUSETTS -- We will accept subsequent Premium Payments only until the Annuitants 66th birthday or the sixth Contract Anniversary, whichever is later.
    - NEW YORK -- We will not recalculate The Hartford's Principal First or
      The Hartford's Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse.
      The minimum Contract Value must be $1,000 after a Surrender. The minimum monthly Annuity Payout is $20.

    All references to the Hartford Director M Plus are deleted.

    THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.


HV-5310